UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 14, 2005

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania, Oklahoma City, Oklahoma	73107

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On December 14, 2005, LSB Industries, Inc. ("LSB") issued a press release announcing that it has retained an investment banker to assist it in raising additional capital, and proposes to offer up to $20 million of unsecured senior subordinated debt, convertible into LSB common stock. The press release states that the proposed offering will not be registered under the Securities Act of 1933 (the "Act"), will be offered only to qualified institutional buyers and may not be offered or sold in the United States absent a registration or applicable exemption from registration. The press release was issued in accordance with Rule 135c promulgated under the Act.

A copy of the press release, dated December 14, 2005, is attached as an exhibit hereto.

Item 9.01.     Financial Statements and Exhibits.

        (c) Exhibits
             99.1     Press release, dated December 14, 2005.

                                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 14, 2005

                                            LSB INDUSTRIES, INC.
                                            By: /s/ Tony Shelby
                                            Tony Shelby
                                            Executive Vice President-
                                            Chief Financial Officer